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                                                                   Exhibit 10.44

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         AMENDMENT dated as of November __, 1999 (the "AMENDMENT") to the Amended and Restated Credit Agreement dated as of February 28, 1999 and amended as of May 31, 1999 and September 14, 1999 (as amended, the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Lenders agree to amend a provision of the Credit Agreement requiring the receipt by the Borrower of certain receivables from third parties by a date certain; and

         WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to make the requested amendment;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after Amendment No. 3 Effective Date (defined below), refer to the Credit Agreement as amended hereby.

         SECTION 2. SECTION 5.09(e). Section 5.09(e) of the Credit Agreement is amended by replacing the expression "November 15, 1999" therein with the expression "December 10, 1999".

         SECTION 3. NO OTHER WAIVERS. Other than as specifically provided herein, nothing contained herein and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, operate as a waiver of any right, remedy, power or privilege of the Administrative Agent or of any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document.


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         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that, on and as of the Amendment No. 3 Effective Date, (i) the representations and warranties of the Obligors set forth in the Loan Documents, including but not limited to the representation and warranty contained in
Section 3.12 of the Credit Agreement but excluding the representation and warranty contained in section 3.04(c) of the Credit Agreement, are true and correct, (ii) no Default has occurred and is continuing, (iii) the Borrower has no reason to believe that either the Crilar Payment Amount or the UOP Payment Amount will not be paid in full (with the exception of an agreed $646,000 reduction in the UOP Payment Amount) on or prior to December 10, 1999 and (iv) the Borrower has no reason to believe that the Insurance Payment Amount (as defined in the Credit Agreement as amended hereby) will not be paid in full by the Insurance Providers (as defined in the Credit Agreement as amended hereby) on or prior to March 15, 2000.

         SECTION 5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT NO. 3 EFFECTIVE DATE") on which the Administrative Agent shall have received:

         (i) from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (ii) a certificate of the Chief Financial Officer (x) certifying that the representations and warranties made by the Borrower pursuant to Section 4 of this Amendment are true and correct on and as of the Amendment No. 3 Effective Date;

         (iii) evidence satisfactory to it that the Borrower shall have paid in full all fees and expenses of the Administrative Agent payable pursuant to
Section 9.03(a) of the Credit Agreement with respect to which the Borrower shall have received any invoice delivered to the Borrower at least one Business Day prior to the Amendment No. 3 Effective Date, it being understood that the failure of the Administrative Agent to have provided invoices with respect to such fees and expenses prior to the Amendment No. 3 Effective Date does not constitute a waiver of, or otherwise affect, the Administrative Agent's right to reimbursement for such fees and expenses.



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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

                                            LAROCHE INDUSTRIES INC.

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            THE CHASE MANHATTAN BANK

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            HIBERNIA NATIONAL BANK

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            WACHOVIA BANK, N.A.

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


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                                            THE BANK OF NOVA SCOTIA

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            PNC BANK, NATIONAL ASSOCIATION

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            AMSOUTH BANK

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            BHF-BANK AKTIENGESELLSCHAFT

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


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                                            COMERICA BANK

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            NATIONAL BANK OF CANADA

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            PARIBAS

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                            By:
                                                  ---------------------------
                                                  Name:
                                                  Title:



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